LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON CAPITAL MANAGEMENT GLOBAL GROWTH TRUST

SUPPLEMENT DATED AUGUST 3, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 29, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on May 31, 2012 and August 3, 2012, and as may be amended or further supplemented, and the fund’s statement of additional information, dated February 29, 2012, as supplemented on May 31, 2012 and August 3, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 30, 2012, the section titled “Management” in the fund’s Summary Prospectus and in the fund’s Prospectus will be deleted and replaced with the following:

Management

Investment manager: Legg Mason Capital Management, LLC (“LMCM”)

Portfolio manager: Gibboney Huske, CFA is the fund’s portfolio manager. Ms. Huske has been a portfolio manager for the fund since 2012.

Effective September 30, 2012, the section titled “More on fund management – Portfolio manager” in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio manager

Gibboney Huske, CFA is portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Ms. Huske has been a portfolio manager for the fund since 2012.

Ms. Huske holds the Chartered Financial Analyst designation and has over 13 years of investment experience. She joined LMCM in 2005 as a Security Analyst. Ms. Huske is also a member of the portfolio management team for the Legg Mason Capital Management Disciplined Equity Research Fund and she manages LMCM’s Global Technology strategy. Prior to joining LMCM, Ms. Huske was a sell side analyst for Credit Suisse covering the Software and Imaging Technology industries.

The fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Effective September 30, 2012, the section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Growth Trust” in the fund’s Statement of Additional Information will be deleted and replaced with the following:

Growth Trust. Gibboney Huske serves as portfolio manager to Growth Trust and has day-to-day responsibility for managing the fund’s portfolio. Ms. Huske became a portfolio manager of the fund in 2012. The table below provides information regarding other accounts for which Ms. Huske has day-to-day management responsibility.

Gibboney Huske

As of October 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	1	2,650,958	0	0
Other pooled investment vehicles	1	1,166,535	0	0
Other accounts	0	0	0	0

As of May 31, 2012, Ms. Huske beneficially owned shares of Growth Trust with a value between $100,001-$500,000.

Ms. Huske is paid a fixed salary and a bonus. Bonus compensation is reviewed annually and is tied to the value the portfolio manager added to LMCM’s investment process, the quality and timeliness of her analysis work, and the overall results of LMCM. Ms. Huske also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions.

Ms. Huske is also eligible to receive an annual long term incentive bonus plan award. This plan gives employees an opportunity to participate in the long term success of LMCM. Ms. Huske may also be eligible to receive stock options from Legg Mason, Inc., the parent company of LMCM, based upon an assessment of her contribution to the success of the company.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

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